Exhibit 10.14d

Execution

CONFIDENTIAL TREATMENT REQUESTED

Certain portions of this document have been omitted pursuant to a request for Confidential Treatment and, where applicable, have been marked with “[***]” to indicate where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.

FOURTH AMENDMENT TO LOAN AGREEMENT

This FOURTH AMENDMENT TO LOAN AGREEMENT (this “Fourth Amendment”), dated as of August 19, 2014 (the “Effective Date”), is entered into by and among Hammerhead Solar, LLC, a Delaware limited liability company (“Borrower”), Bank of America, N.A., a national banking association (“Bank of America”), as the Administrative Agent (“Administrative Agent”) and Bank of America and each of the other financial institutions named as “Lenders” party to the Loan Agreement, dated as of February 4, 2014, as amended on February 20, 2014, on March 20, 2014 and May 23, 2014 (the “Loan Agreement”), by and among the Borrower, the Administrative Agent, the Collateral Agent and the Lenders, that becomes a signatory hereto as a Lender. Capitalized terms used but not defined herein have the respective meanings ascribed to them in the Loan Agreement.

A. Pursuant to the Loan Agreement, the Lenders have agreed to extend credit to the Borrower, in each case pursuant to the terms and subject to the conditions set forth therein.

B. The parties hereto desire to make certain changes to the Loan Agreement on the terms and subject to the conditions set forth below.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

SECTION 1. Amendments to the Loan Agreement. Upon the effectiveness of this Fourth Amendment on the Effective Date as provided below, the Loan Agreement will be amended as follows:

(a) Section 6.10(a) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“(a) Without the prior written consent of the Majority Lenders, the Borrower shall not permit, to the extent the Partnership Managing Member, Lessor Managing Member or Lessor, as applicable, must propose or approve any such action, any Funded Subsidiary to (i) terminate or cancel, exercise any right or remedy under or pursuant to any breach or default of, (ii) amend, modify, supplement or consent to any change in any material provision of or (iii) waive any default under, material breach of, condition, closing deliverable or other required item under, or the performance of a material obligation by any other Person under their applicable Project Documents; provided, however, that no prior written consent by the Majority Lenders shall be required in the case of any amendment, modification or supplement to or waiver under a Project Document (A) to correct a manifest error therein that is not material, (B) to increase the aggregate amount of an Investor’s commitment, (C) to change payment mechanics under the applicable Project Document with respect to the payment of Rent Prepayments or PV System purchase prices, as the case may be, provided, that such changes in payment mechanics do not negatively impact Net Cash Flows or (D) that extends the last date a Project may be Placed in Service pursuant to the terms of the applicable Subject Fund (such date, the “Completion Deadline”) and any corresponding amendments or waivers resulting from the extension or waiver of the Completion Deadline, provided, that such extension of a Completion Deadline does not negatively impact Net Cash Flows or the net present value thereof; provided, that the Borrower shall forward any such amendments or waivers set forth in clauses (A)-(C) above to the Administrative Agent promptly after execution and any such amendments or waivers set forth in cause (D) above at least three (3) Business Days prior to the execution thereof.”

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

(b) Schedule 2.10 of the Loan Agreement is hereby amended by deleting in its entirety the row of that includes the text “[***]” from the table set forth therein.

(c) Appendix 1 of the Loan Agreement is hereby amended by amending and restating clause (iii) in its entirety to read as follows:

“(iii) Borrower and the Administrative Agent, acting at the direction of the Majority Lenders, will negotiate in good faith as to appropriate adjustments to the Advance Rate as a result of any Watched System described in clause (e) of Appendix 2 and PV Systems in a Watched Fund described in clause (f)(iv) of Appendix 2; provided, that (A) if a PV System is a Watched System described in clause (ii)(A) of the definition of Watched System, then such Watched System shall have an Advance Rate of [***]%, (B) to the extent that more than [***]% of the Pro Forma Available Borrowing Base is attributable to Watched Systems of the type set forth in clause (iv)(c) of the definition thereof, all such PV Systems in excess of [***]% of the Pro Forma Available Borrowing Base shall have an Advance Rate of [***]% and (C) in no event shall the Advance Rate in respect of any Watched Systems of the type set forth in clause (iv)(c) of the definition thereof exceed [***]%; and”

(d) Appendix 2 of the Loan Agreement is hereby amended as follows:

(I) amending and restating clause (b) in its entirety to read as follows:

“b. (i) the Available Borrowing Base (defined below) and (ii) the Pro Forma Available Borrowing Base (as defined below);”

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

(II) amending and restating sub-clause (iv) to clause (e) in its entirety to read as follows:

“(iv) for which:

a. in respect of which the Host Customer is residential (not commercial) and has a FICO score of [***] or lower;

b. PV Systems are subject to a Customer Agreement with [***]; or

c. in respect of which the Host Customer is commercial (not residential) and is either (x) unrated and not shadow rated or (y) rated (including shadow rated) lower than [***] by Standard & Poor’s or [***] by Moody’s;”

(III) deleting the word “and” following clause (f) thereof;

(IV) deleting the period following clause (g) thereof and replacing it with the phrase “; and”;

(V) inserting the following as a new clause (h) thereof:

“h. calculating the total amount and percentage value of the Pro Forma Available Borrowing Base attributable to Watched Systems of the types set forth in clause (iv)(c) of the definition thereof.”;

(VI) amending and restating the definition of “Asset Value” in its entirety to read as follows:

““Asset Value” means an amount equal to the net present value of the sum of the Net Cash Flows projected for the Asset, excluding any portion thereof consisting of revenue attributable to any battery storage device, using the Asset Discount Rate.”; and

(VIII) adding the definition of “Pro Forma Available Borrowing Base” after the definition of “Available Borrowing Base” to read as follows:

““Pro Forma Available Borrowing Base” means the sum of the Asset Borrowing Bases for all Subject Funds without giving effect to clause (iii)(B) of Appendix 1 of this Agreement.”

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SECTION 2. Conditions Precedent. This Fourth Amendment shall be effective as of the Effective Date when the following conditions precedent have been satisfied:

(a) The Administrative Agent shall have received counterparts of this Fourth Amendment executed on behalf of the Administrative Agent, the Borrower and the Majority Lenders.

(b) No Default or Event of Default shall have occurred and be continuing.

(c) The representations and warranties set forth in Section 4.1 of the Loan Agreement and in each other Financing Document shall be true and correct in all material respects as of the Effective Date (unless such representation or warranty relates solely to an earlier date, in which case it shall have been true and correct in all material respects as of such earlier date).

(d) The Administrative Agent shall have received for its own account, and for the account of each Lender entitled thereto, all fees due and payable as of the Effective Date pursuant to the Loan Agreement or any of the Fee Letters (as amended), and all costs and expenses, including costs, fees and expenses of legal counsel, for which invoices have been presented.

(e) The Administrative Agent shall have received a certificate of the Borrower dated as of the Effective Date signed by a Responsible Officer of the Borrower certifying that each of the conditions set forth in this Section 2 has been met as of the Effective Date.

SECTION 3. Amendments. This Fourth Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Borrower and the Majority Lenders.

SECTION 4. Reference to and Effect on Financing Documents. Upon and after the effectiveness of this Fourth Amendment, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Loan Agreement, and each reference in the other Financing Documents to “the Loan Agreement”, “thereof” or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified and amended hereby. Except as specifically set forth in this Fourth Amendment, all of the Financing Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legally valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its respective terms without defense, offset, claim or contribution, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally. Except as expressly provided herein, the execution, delivery and effectiveness of this Fourth Amendment shall not operate as a waiver of any right, power or remedy of Agent or any Lender under any of the Financing Documents, nor constitute a waiver of any provision of any of the Financing Documents. This Fourth Amendment shall also constitute a “Financing Document” for all purposes of the Loan Agreement and the other Financing Documents.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

SECTION 5. GOVERNING LAW. THIS FOURTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (NOT INCLUDING SUCH STATE’S CONFLICT OF LAWS PROVISIONS OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

SECTION 6. Counterparts. This Fourth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Fourth Amendment by telecopy or portable document format (“pdf”) shall be effective as delivery of a manually executed counterpart of this Fourth Amendment.

SECTION 7. Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Fourth Amendment.

SECTION 8. Headings. The Section headings used herein are for ease of reference only, are not part of this Fourth Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Fourth Amendment.

SECTION 9. Severability. In case any one or more of the provisions contained in this Fourth Amendment should be invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable and the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 10. Construction. The rules of interpretation specified in Section 1.2 of the Loan Agreement shall apply to this Fourth Amendment.

[Signature Pages Follow]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

HAMMERHEAD SOLAR, LLC

By:	/s/ Lyndon Rive
Name:	Lyndon Rive
Title:	President and CEO

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Mollie S. Canup
Name:	Mollie S. Canup
Title:	Vice President

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Sheikh Omer-Farooq
Name:	Sheikh Omer-Farooq
Title:	Director

SOCIÉTÉ GÉNÉRALE, as a Lender

By:	/s/ Edward J. Grimm
Name:	Edward J. Grimm
Title:	Director

CIT FINANCE LLC, as a Lender

By:	/s/ Joseph Gyurindak
Name:	Joseph Gyurindak
Title:	Director

SILICON VALLEY BANK, as a Lender

By:	/s/ Mona Maitra
Name:	Mona Maitra
Title:	Vice President

NATIONAL BANK OF ARIZONA, as a Lender

By:	/s/ Kate Smith
Name:	Kate Smith
Title:	Assistant Vice President

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

[FOURTH AMENDMENT – SIGNATURE PAGE]